4Q25 Results Presentation March 11, 2026 Exhibit 99

Forward-looking statements Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, positioning, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to, (1) changes in federal government fiscal and monetary policies, (2) general economic and real estate market conditions, including the risk of recession, (3) regulatory and/or legislative changes, (4) our customers’ continued interest in loans and doing business with us, (5) market conditions and investor interest in our future securitizations, and (6) geopolitical conflicts. Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

2025 Was A Transformational Year For Velocity 26% Core Pretax ROAE(1) Financial Highlights 21% Y/Y Diluted Book Value Growth $2.91 Record Core Earnings Per Share(1) 3.6% Portfolio Net Interest Margin 2025 2024 2025 2024 2025 2024 Portfolio Total Loan Portfolio ($ in millions) – up 28% Y/Y Originations(2) Total Origination ($ in millions) – up 49% Y/Y (1) “Core pretax income””, Core Pretax ROAE and “Core Earnings Per Share” are a non-GAAP financial measures. See “Adjusted Financial Metric to GAAP Net Income” in the Appendix. (2) Including unfunded commitments. Core Pretax Income ($ in millions) – up 51% Y/Y Core Pretax Earnings(1)

4Q25 Highlights Production& Loan Portfolio Earnings Financing & Capital Net income of $34.8 million, up 69.0% from $20.6 million for 4Q24. Diluted EPS of $0.89, an increase of $0.32 from $0.57 per share for 4Q24. Core net income(1) of $36.3 million, an increase of 67.0% from $21.8 million for 4Q24. Core diluted EPS(1) of $0.93, up from $0.60 per share for 4Q24. Portfolio net interest margin (NIM) for 4Q25 was 3.59%, a decrease of 11 bps from an elevated level of 3.70% for 4Q24 Loan production of $634.6 million, an increase of 12.6% from 4Q24 Velocity’s total loan portfolio was $6.5 billion in UPB as of December 31, 2025, an increase of 28.4% from $5.1 billion in UPB as of December 31, 2024 Nonperforming loans (NPL) as a % of HFI(2) loans were 8.5%, down from 10.7% as of December 31, 2024 4Q25 NPL realized gains of $2.3 million, or 103.0% of UPB, and total recovered revenue of $7.6 million, or 109.8%, of UPB resolved, including accrued interest Completed our 2nd private securitization totaling $207.0 million of securities issued in October, and the VCC 2025-5 securitization totaling $439.3 million of securities issued Liquidity of $116.8 million, consisting of $92.1 million in unrestricted cash and $24.7 million in available borrowings from unpledged loans Total available warehouse line capacity of $599.9 million Sold $128.9 million in UPB of NPLs servicing retained for a tax effected gain of $13.4 million and released approximately $50 million in working capital (1) “Core net income” and “Core diluted EPS” are non-GAAP financial measures. See “Adjusted Financial Metric to GAAP Net Income” in the Appendix. (2) Held for investment

Loan Production Volume(1) Loan Production Total loan production in 4Q25 totaled $634.6 million, a 12.6% increase from $563.5 million for 4Q24 Y/Y volume growth driven by a 40.6% increase in Investor 1-4 rental loans The WAC(1) on 4Q25 HFI loan production was 10.1%, down from 10.8% for 4Q24. The decrease reflects lower base interest rates as we continued to stay disciplined in our margins ($ in millions) 4Q25 Originations Help Drive Record Production for FY 2025 Units Average loan balance (1) Including unfunded commitments (2) Weighted Average Coupon on HFI production. (3) Loan to Value WAC(2) LTV(3) HFI Production Metrics HFI Production

Loan Portfolio by Property Type The total loan portfolio was $6.5 billion in UPB as of December 31, 2025, an increase of 28.4% from $5.1 billion as of December 31, 2024 Loan prepayments totaled $227.6 million in UPB, a decrease of 3.1% from $235.0 million for 3Q25, and an increase of 12.0% from $203.2 million for 4Q24 Portfolio WAC(1) was 9.74% as of December 31, 2025, a 21 bps increase from 9.53% as of December 31, 2024 The UPB of fair value option (FVO) loans was $4.5 billion, or 69.0% of total loans, as of December 31, 2025, an increase from $2.7 billion in UPB, or 52.5% as of December 31, 2024 Loan Portfolio (UPB in millions) (1) Weighted Average Coupon on the total loan portfolio. (2) $ in thousands. Portfolio Reaches $6.5 Billion; Strong Property Type Diversification Loan to Value Loan Count WAC Average Loan Balance FVO% (2)

Portfolio Yield and Cost of Funds Portfolio Net Interest Income & NIM(1) Portfolio Related Portfolio NIM(1) for 4Q25 was 3.59%, a decrease of 11 bps from an elevated level of 3.70% for 4Q24 Portfolio Yield: Increased 13 bps from 4Q24. Y/Y growth primarily resulted from increased weighted average loan coupons Cost of Funds: Increased 9 bps from 4Q24. Y/Y change primarily driven by slightly higher interest rates on securitization debt Net Interest Margin (1) Net Interest Margin related to the loan portfolio only; excludes corporate debt. Portfolio Related ($ in millions) 4Q25 NIM Remained Strong

Nonperforming Loans(1) Total nonperforming loans (NPL) as a percentage of total HFI loans UPB was 8.5% as of December 31, 2025, a decrease from 10.7% as of December 31, 2024 Primarily driven by the sale of $128.9 million in UPB of NPLs during 4Q25 Robust reserves for NPL’s compared to historical loss performance Unrealized adverse FVO marks on NPL loans plus CECL allowance represent 81 bps of loss protection We expect our in-house special servicing department to continue achieving favorable nonperforming loan resolutions $ UPB in millions HFI Portfolio Performance (1) For additional detail, please see page 18 in the Appendix of this presentation. NPLs as % of HFI Loans Decreased as NPL Sale Drives Improvement Loans Held for Investment $ UPB in millions

The credit loss (CECL) reserve balance was $4.5 million as of December 31, 2025, an increase from $4.2 million as of December 31, 2024 The increase was primarily driven by higher charge-offs in the legacy (amortized cost) loan portfolio The CECL reserve rate (CECL Reserve as % of Amortized Cost HFI loans) was 0.22%, up from 0.17% as of December 31, 2024, and in line with the recent five-quarter average rate of 0.21% Charge-offs for 4Q25 totaled $2.0 million, compared to $0.7 million for 4Q24. 4Q25 charge-offs were above the recent five-quarter average of $1.2 million. Total loss on REO in 4Q25 was $3.7 million, compared to a $3.6 million gain for 4Q24, driven by higher REO valuation losses and lower gain on sale CECL Reserve, Charge-Offs and REO Credit Loss Reserve & Gain (Loss) on REO (1) Annualized (2) Total (loss) / gain on REO excludes charge-offs CECL Reserve Increased Slightly

Non-Performing Loan Resolution Activity NPL Resolution Activity NPL resolutions for 4Q25 totaled $78.1 million in UPB, realizing 103.0% of UPB resolved, compared to $69.3 million in UPB and realization of 103.1% of UPB resolved for 4Q24 Total recoveries on NPLs for 4Q25 were 109.8% of principal resolved compared to 110.8% for 4Q24 Total NPL recoveries include net gains from default interest and prepayment penalties (gains) in addition to contractual accrued interest recovered net of servicing advance write-offs. Strong NPL Resolution Growth Contined In 4Q25 $ in thousands (1) Net Accrued Interest includes contractual accrued interest recovered upon resolution of the loan, net of servicing advances written off. (2) Annualized

Durable Funding and Liquidity Framework Two Securitizations in 4Q25(1); Closed Inaugural Unsecured Debt Issuance of $500MM in 1Q26 Outstanding Debt Balances(2) ($ in Millions) (1) Through December 31, 2025. (2) Debt balances are net of issuance costs and discounts as reported in the consolidated balance sheet. (3) Represents the remaining balance of securitization outstanding net of issuance costs, discounts and fair value marks as of period end. (4) As of December 31, 2025, four of six warehouse lines had non-mark-to-market features and staggered maturities. Non-Recourse Debt Recourse Debt (3) Completed two securitizations in 4Q25: Issued the 2025-P2 & VCC 2025-5 securitizations totaling $646.3 million of securities issued, with a weighted average rate of 6.1% Milestone $500 million publicly rated unsecured corporate debt issuance in January provides significant flexibility and capital for growth Maximum warehouse line capacity of $935 million as of December 31, 2025 Recourse debt to equity of 1.0X, down from 1.2X as of December 31, 2024, driven by lower warehouse debt utilization Available warehouse line capacity of $599.9 million as of December 31, 2025 (4) (5)

NPA resolutions trends (UPB volume & gains) expected to continue Credit box and target markets remain stable Market for small balance investor properties expected to grow, particularly in 1-4 Family and Traditional Commercial properties Real estate HPA growth likely to slow, but remain flat to slightly positive Outlook for Velocity’s Key Business Drivers MARKET CREDIT CAPITAL Next long-term loan securitization targeted for March 2026 Securitization market remains supportive Real Estate Values Expected to Remain Supportive of Growth NIM target remains ~ 3.5% Expect strong 2026 portfolio growth coupled with continued rate discipline on new originations EARNINGS

Appendix

Velocity Financial, Inc. Balance Sheet

Velocity Financial, Inc. Income Statements

$0.93 Book Value and Adjusted Book Value Per Share(2) Core net income totaled $36.3 million in 4Q25, compared to $26.9 million for 3Q25 4Q25 core pre-tax ROE of 32.1% Diluted book value per share as of December 31, 2025, was $17.19(4), a 5.4% increase from $16.31(3) as of September 30, 2025 Adjusted diluted book value per share as of December 31, 2025, was $18.84(5) and reflects the net incremental estimated pretax fair value of loans carried at amortized cost and related securitized debt over diluted book value Core Net Income, Diluted Book Value & Adjusted Book Value Per Share Core Net Income(1) Equity award & ESPP costs $1,530 (1) Core net income” is a non-GAAP financial measure which excludes incentive compensation expenses and costs related to the Company’s employee stock purchase program (ESPP) from GAAP net income. (2) Diluted book value per share is the ratio of total GAAP equity divided by diluted shares at period end. Total equity includes non-controlling interest of $3.20 million as of September 30, 2025, and $3.15 million as of December 31, 2025. (3) Based on 39,094,757 diluted shares as of September 30, 2025 (4) Based on 39,296,746 diluted shares as of December 31, 2025 (5) Fair value adjustment is derived using the pretax net incremental estimated fair value of the Company’s loans and securitizations carried at amortized cost divided by the diluted share count as of December 31, 2025. For additional information, please see Fair Value Disclosures in the Company’s 10-K for the period ended December 31, 2025. (3) (4) Core Net Income $36,327 GAAP Net Income $34,797 $(0.05) ($ in thousands) (5)

Reinvested Earnings Compounds Returns Our proprietary operating platform and expertise delivers strong results and durable long-term growth for our shareholders Earnings growth re-invested at high marginal ROE compounds book value and ROE Significant unrecognized value opportunity for investors resulting from Velocity’s market positioning and organic earnings growth potential (1) CAGR = Compounded Annual Growth Rate (2) Stockholders’ equity includes noncontrolling interest in subsidiary as of 12/31/2023, 12/31/2024 and 12/31/2025 Core Diluted Earnings Per Share CAGR = 37.4% Core Return on Average Stockholders’ Equity RoAE CAGR = 18.8% (1) (1) Stockholders’ Equity CAGR = 21.3% (1) (2)

HFI Portfolio Delinquency Trends

Loan Portfolio Rollforward Total Loan Portfolio UPB Rollforward (UPB in millions) $(255.4) $(132.9) $(30.3)

HFI Loan Portfolio Portfolio by Property Type (100% = $6.49 billion UPB)(1) (1) As of December 31, 2025 Portfolio by State

Adjusted Financial Metric Reconciliation: Adjusted Financial Metric Reconciliation to GAAP Net Income